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     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number          811-21751

     Lazard World Dividend & Income Fund, Inc.
(Exact name of registrant as specified in charter)

     30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices) (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 632-6000
Date of fiscal year end:	12/31
Date of reporting period:	12/31/06

ITEM 1. REPORTS TO STOCKHOLDERS.

LAZARD ASSET MANAGEMENT

Lazard World
Dividend & Income
Fund, Inc.
Annual Report

D E C E M B E R   3 1 ,   2 0 0 6

Lazard World Dividend & Income Fund, Inc.

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing. For more complete information about the Fund, you may obtain the prospectus by calling 800-828-5548. Read the prospectus carefully before you invest. The prospectus contains investment objective, risks, charges, expenses and other information about the Fund, which may not be detailed in this report.

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Shareholder,

We are pleased to present this Annual Report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the year ended December 31, 2006. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

The Fund has been in operation for a year and a half, and we are very pleased with LOR’s performance for the fourth quarter, for 2006, and since the Fund’s inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of December 31, 2006)

For the fourth quarter of 2006, the Fund’s Net Asset Value (“NAV”) gained 13.1%, outpacing its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the ”Index”), which earned 9.1% during this period. Similarly, the one-year NAV return of 31.8% comfortably beat the Index return of 21.0% . And, since inception, the Fund’s annualized NAV return of 26.9% also compares favorably to the Index return of 21.8% . Shares of LOR ended the year with a market price of $23.77, representing a 4.1% premium to the Fund’s NAV of $22.83. The Fund’s net assets were $157.1 million as of December 31, 2006, with total leveraged assets of $224.3 million, representing 30.0% leverage.

We believe that LOR’s investment thesis remains sound, as demonstrated by the significant outperformance of the benchmark by the Fund’s NAV returns in the fourth quarter of 2006, for the year 2006, and since inception. Fourth quarter performance was affected primarily by good stock selection in consumer staples and a favorable overweight to telecommunications. In addition, returns for the smaller, short-duration1 emerging market currency and debt portion of the Fund were strong throughout the fourth quarter, and have been a meaningful positive contributor to performance in 2006 and since inception.

As of December 31, 2006, 65.4% of the Fund’s total leveraged assets consisted of world equities and 33.8% consisted of emerging markets currency and debt instruments, while 0.8% consisted of cash and other assets.

Declaration of Dividends

The Fund’s Board of Directors has declared a monthly dividend distribution of $0.1167 per share on the Fund’s outstanding stock each month since inception. The first dividend was paid on September 23, 2005. In September and December of 2006, the Fund also made additional, required distributions of accumulated income and net realized capital gains. The cumulative distributions for the fiscal year 2006 totaled $3.2634 per share and were composed of $1.489 of net investment income (46%), $1.774 of net realized short-term capital gains (54%), and $0.0007 of net realized long-term capital gains (0.02%) . The $3.2634 distribution represents a market yield of 13.7%, based on the share price of $23.77 at the close of NYSE trading on December 31, 2006. The amounts and sources of distributions reported here are not intended for tax reporting purposes. Shareholders should refer to their 2006 Form 1099-DIV, which reports these distributions for income tax filing purposes.

Additional Information

Please note that, on www.LazardNet.com, frequent updates are available on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio
(65.4% of total leveraged assets)

The Fund’s Equity portfolio is generally invested in 70 to 100 world equity securities, consisting primarily of the highest dividend-yielding stocks selected from the

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

current holdings of other accounts managed by the Investment Manager. The equity portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Barclays PLC, which provides commercial and investment banking, insurance, financial and asset management services, and operates branches in more than 60 countries worldwide; Eni SpA, which, through its subsidiaries, operates in the oil and gas, electricity generation, petrochemicals, and oil field services construction and engineering industries; Taiwan Semiconductor Manufacturing Company, which engages in the design, manufacturing, sale, packaging, and testing of integrated circuits and other semiconductor devices; and Vodafone, a mobile telecommunications firm operating principally in the U.S., Europe, and Asia Pacific.

Of the companies held in the world equity portfolio at December 31, 2006, 37.1% of these stocks were based in North America, 14.7% were from Continental Europe (not including the U.K.), 14.5% were from the U.K., 13.6% were from Australia and New Zealand, 13.6% were from Asia, 4.8% were from Latin America, and 1.7% were from Africa and the Middle East. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at December 31, 2006, were financials (24.8%), which includes banks, insurance companies, and financial services companies, and telecommunications services (20.6%), a sector that encompasses those industries that provide voice, data, and video communications services. Other sectors include consumer discretionary, consumer staples, energy, health care, industrials, information technology, materials, and utilities. The average dividend yield on the world equity portfolio was 4.8% at December 31, 2006.

World Equity Market Review

Global stocks performed well in 2006, overcoming concerns about the slowing U.S. housing market, stubbornly high oil prices, and the sustainability of strong corporate-earnings growth. As has been the case, consistently, in recent years, much of these gains came during a strong fourth-quarter rally, which saw many equity indices, including the Dow Jones Industrials® and the MSCI World® Index, finally exceed the peaks reached in early 2000 during the technology bubble. During the fourth quarter, economically sensitive groups, such as consumer discretionary and materials, outperformed, as did sectors of the market with higher dividend yields, such as telecom services and utilities. Energy shares performed roughly in line with the broad market, as crude oil prices stabilized after a sharp downturn in the third quarter. Health care was a notable laggard, as a few European pharmaceutical stocks were hurt by setbacks in getting major new drugs approved. World small caps finished the fourth quarter strongly, in absolute terms, and outperformed large caps.

All regions were positive in the fourth quarter, with Europe, the United Kingdom, Australasia, and the Far East (other than Japan) outperforming the broad market. The United States and Japan underperformed the Index. Emerging-markets equities rose sharply in the fourth quarter, capping off a fourth successive year of positive returns for the asset class.

What Helped and What Hurt LOR

Significantly contributing to the Fund’s world equity portfolio performance, during the quarter, were holdings in consumer staples, particularly tobacco stocks. Shares of Gallaher Group, a U.K.-based tobacco company, rose after the company received a takeover bid from Japan Tobacco. In addition, other tobacco holdings performed well during the quarter, including shares of companies such as Altria Group (U.S.) and Souza Cruz (Brazil). In addition, the world equity portfolio’s large weight in telecommunications services companies benefited performance, as this sector rebounded from a few years of weakness. Holdings such as Telecom New Zealand, Telstra, an Australian company, and Vodafone, based in the United Kingdom, all performed very well during the quarter. Since last summer, Telecom New Zealand has been under pressure from the New Zealand regulators to unbundle access to its local exchanges, which materially impacted investor sentiment. But, more recently, this perspective has moderated, as the company will not be required to split-up ownership. Vodafone gained on incremental news, including more benign termination rate cuts in Spain and the United Kingdom, good subscriber growth in Germany, and strong performance from Verizon.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Utilities, however, detracted from performance. Drax Group, the United Kingdom-based utility holding, lagged its peers, which have experienced an extended period of strong performance. Drax Group declined along with the price of oil, since the rates the company can charge are determined by the price of oil.

Emerging Market Currency and Debt Portfolio (33.8% of total leveraged assets)

The Fund also seeks enhanced income through investing in high-yielding, short-duration (typically, under one year) emerging market forward currency contracts and local currency debt instruments. As of December 31, 2006, this portfolio consisted primarily of forward currency contracts (82.7%), with a smaller allocation to sovereign debt obligations (14.3%), and structured notes (3.0%) . The average duration of the emerging market currency and debt portfolio was approximately 4.6 months, as of December 31, with an average yield of 8.2% 2.

As of December 31, the Fund’s emerging market currency and debt holdings were highly diversified across 28 countries within Asia (27.7%), Latin America (24.0%), Africa (15.8%), Eastern Europe (12.5%), the Commonwealth of Independent States and Baltic countries (12.5%), and the Middle East (7.5%) .

Emerging Market Currency and Debt Market Review Emerging local markets closed the year with a strong performance in the last quarter of 2006, with all three months posting solid returns. Overall, global monetary conditions have tightened. Markets have increasingly begun to focus on fundamentals, specifically the credibility of emerging market countries’ monetary policy and balance of payments, versus yield-seeking capital flows. We see an increased tolerance for emerging market currency appreciation, as the tendency for central banks to intervene has lessened.

We believe the outlook for emerging local markets is constructive, with potential for positive attribution, for the coming year, from both interest rate carry and modest currency appreciation in certain regions.

With most economies characterized by solid balance of payments, strong growth, and orthodox fiscal and monetary policies, capital inflows also continue at a brisk pace. Overall, emerging markets have transitioned in the past few years from being perennial capital seekers (i.e. to finance twin deficits, excess consumption) to playing the role of capital providers of their surplus savings. This has left many countries in the investment universe well placed to weather sudden shocks to risk appetite or other factors behind any sharp contraction in global capital flows.

What Helped and Hurt LOR

Good country selection in Asia helped the Fund’s emerging market currency and debt portfolio, with especially strong contributions from Indonesia, the Philippines, and Singapore. Also helping the portfolio was its lack of exposure to underperforming China, Taiwan, and Hong Kong. Latin America was also a leading contributor to performance, especially the portfolio’s heavy Brazilian exposure. Brazil’s local market gains stemmed from currency appreciation, high carry, and a yield curve rally alongside disinflation. High U.S. dollar inflows from Brazil’s record trade surplus, foreign direct investment, and portfolio capital provide ongoing fundamental support, even as the country’s Central Bank engages in direct intervention to manage the pace of real gains. In Eastern Europe, sizeable exposure to Romania was also a significant contributor to the portfolio as that country’s National Bank tightened monetary policy.

Detracting from performance was a small Icelandic exposure, as large capital outflows overwhelmed thin market depth, resulting in sharp krona depreciation. Both Zambia and Botswana detracted from portfolio performance. The Zambian kwacha depreciated in the second half of 2006 on election-related sentiment and a fall in copper prices from mid-year record levels (metals account for 70% of Zambia’s exports). Despite high local interest rates, exposure to the Botswana pula exhibited correlated weakness to the South African rand’s decline, although of a smaller magnitude.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Notes to Investment Overview:

1	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2006; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will have not been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index*

     Average Annual Total Returns*
     Periods Ended December 31, 2006

	One	Since
	Year	Inception**
Market Price	55.29%	26.93%
Net Asset Value	31.79	26.89
MSCI ACWI Index	20.95	21.78

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI ACWI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (concluded)

     Ten Largest Equity Holdings
     December 31, 2006

		Percentage of
Security	Value	Net Assets
Eni SpA	$6,233,629	3.97%
Bank of America Corp.	6,161,206	3.92
Enel SpA	5,351,518	3.41
Telecom Corp. of New Zealand, Ltd.	5,350,239	3.41
Lloyds TSB Group PLC	5,316,911	3.39
Citigroup, Inc.	4,834,760	3.08
Telstra Corp., Ltd. Installment Receipts	4,057,748	2.58
Taiwan Semiconductor Manufacturing Co., Ltd.	4,043,118	2.57
The Dow Chemical Co.	4,041,928	2.57
Statoil ASA	3,661,252	2.33

     Portfolio Holdings Presented by Sector
     December 31, 2006

Percentage of
Sector	Total Investments
Consumer Discretionary	5.2%
Consumer Staples	8.9
Emerging Markets Debt Obligations	8.3
Energy	8.9
Financials	22.7
Health Care	3.1
Industrials	4.3
Information Technology	2.5
Materials	8.1
Telecommunication Services	18.9
Utilities	8.9
Short-Term Investment	0.2
Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
December 31, 2006

Description	Shares	Value
Common Stocks—91.7%
Australia—9.3%
Amcor, Ltd. (c)	263,800	$1,507,471
Coca-Cola Amatil, Ltd. (c)	270,608	1,655,155
Lion Nathan, Ltd.	187,356	1,205,020
TABCORP Holdings, Ltd.	90,300	1,199,289
Telstra Corp., Ltd. (c)	939,700	3,066,379
Telstra Corp., Ltd. Installment
Receipts (f)	1,913,800	4,057,748
Wesfarmers, Ltd.	64,779	1,916,747
Total Australia		14,607,809
Brazil—2.9%
Souza Cruz SA (c)	203,200	3,621,433
Ultrapar Participacoes SA
Sponsored ADR	41,900	963,700
Total Brazil		4,585,133
Egypt—1.1%
Egyptian Company for Mobile
Services	52,851	1,665,691
Finland—0.7%
Fortum Oyj	36,600	1,040,542
Greece—0.8%
Motor Oil (Hellas) Corinth
Refineries SA	47,100	1,212,357
Hong Kong—1.6%
Pacific Basin Shipping, Ltd.	3,882,000	2,445,826
India—0.9%
Oil and Natural Gas
Corp., Ltd.	71,389	1,395,199
Israel—1.9%
Bank Hapoalim BM	643,741	3,030,896
Italy—9.1%
Enel SpA	519,300	5,351,518
Eni SpA	185,529	6,233,629
Mediolanum SpA	168,965	1,375,826
Telecom Italia SpA	546,376	1,384,761
Total Italy		14,345,734
Japan—2.4%
Ichiyoshi Securities Co., Ltd.	78,100	1,125,405
Nikko Cordial Corp.	99,000	1,134,111
Nissen Co., Ltd.	100,600	633,209
Sega Sammy Holdings, Inc.	33,500	902,480
Total Japan		3,795,205
Mexico—3.0%
Grupo Mexico SAB de CV,
Series B	671,600	$2,456,415
Kimberly-Clark de Mexico SAB
de CV, Series A	503,200	2,319,194
Total Mexico		4,775,609
Netherlands—0.8%
Koninklijke Wessanen NV	96,063	1,298,404
New Zealand—3.4%
Telecom Corp. of New Zealand,
Ltd.	1,561,300	5,350,239
Norway—2.3%
Statoil ASA	137,950	3,661,252
South Korea—1.5%
KT Corp. Sponsored ADR (c)	91,900	2,329,665
Taiwan—4.4%
Chunghwa Telecom Co., Ltd.
ADR (c)	40,086	790,897
Fubon Financial Holding Co., Ltd.	2,205,000	2,063,910
Taiwan Semiconductor
Manufacturing Co., Ltd.	1,951,778	4,043,118
Total Taiwan		6,897,925
Turkey—0.5%
Ford Otomotiv Sanayi AS	100,300	807,215
United Kingdom—13.5%
Anglo American PLC	26,705	1,301,938
Barclays PLC	196,800	2,811,720
Drax Group PLC	227,148	3,627,632
HSBC Holdings PLC	125,300	2,283,100
Kingfisher PLC	158,058	737,783
Lloyds TSB Group PLC	475,356	5,316,911
Premier Foods PLC	119,600	706,322
Royal Bank of Scotland Group PLC	40,434	1,577,169
Taylor Woodrow PLC	109,966	917,375
Vodafone Group PLC	694,989	1,924,680
Total United Kingdom		21,204,630
United States—31.6%
Altria Group, Inc. (c)	40,800	3,501,456
Bank of America Corp. (c)	115,400	6,161,206
Bristol-Myers Squibb Co. (c)	107,100	2,818,872
CBL & Associates Properties, Inc. (c)	36,200	1,569,270
Centerplate, Inc. (c)	69,900	1,328,100
Citigroup, Inc. (c)	86,800	4,834,760
Citizens Communications Co. (c)	216,400	3,109,668

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
December 31, 2006

Description	Shares	Value
Consolidated Edison, Inc. (c)	32,000	$1,538,240
Du Pont (E.I.) de Nemours & Co. (c)	58,900	2,869,019
Ferrellgas Partners LP (c)	30,200	645,676
Health Care Property
Investors, Inc. (c)	21,800	802,676
Idearc, Inc. (a), (c)	63,050	1,806,383
Louisiana-Pacific Corp. (c)	37,200	800,916
Masco Corp. (c)	83,000	2,479,210
Pfizer, Inc. (c)	83,000	2,149,700
Southern Co. (c)	76,300	2,812,418
The Dow Chemical Co. (c)	101,200	4,041,928
USA Mobility, Inc.	30,700	686,759
Verizon Communications, Inc. (c) .	89,000	3,314,360
Washington Mutual, Inc. (c)	51,200	2,329,088
Total United States		49,599,705
Total Common Stocks
(Identified cost $125,998,009)		144,049,036
Preferred Stock—1.6%
Brazil—1.6%
Telemar Norte Leste SA
(Identified cost $2,579,091) (c)	111,200	2,531,297

	Principal
	Amount
Description	(000) (d)	Value
Foreign Government
Obligations—7.0%
Costa Rica—2.1%
Costa Rican Bono de Estabilizacion
Monetaria:
0.00%, 10/10/07	455,200	812,495
13.35%, 09/24/08	390,400	770,377
Costa Rican Titulos de Propiedad:
0.00%, 04/11/07	431,600	803,965
0.00%, 10/10/07	455,000	812,139
Total Costa Rica		3,198,976
Egypt—3.5%
Egypt Treasury Bills:
0.00%, 01/16/07	1,475	257,015
0.00%, 01/30/07	8,575	1,488,570
0.00%, 03/13/07	2,575	442,037
0.00%, 03/20/07	8,275	1,417,903
0.00%, 04/17/07	11,450	1,945,833
Total Egypt		5,551,358
Mexico—0.3%
Mexican Bonos,
9.00%, 12/20/12	4,080	$406,572
Turkey—1.1%
Turkish Government Bonds:
0.00%, 08/13/08	1,610	831,654
15.00%, 02/10/10	1,361	922,386
Total Turkey		1,754,040
Total Foreign Government
Obligations
(Identified cost $10,785,374)		10,910,946
Structured Notes—1.5%
Brazil—1.3%
Citibank Brazil Inflation-Linked
Bond NTN-B:
7.994%, 05/18/09 (e)	557	592,656
7.978%, 08/17/10 (e)	698	752,507
7.85%, 05/18/15 (e)	659	675,793
Total Brazil		2,020,956
Colombia—0.2%
Citibank Colombia TES Credit
Linked Unsecured Note,
8.96%, 04/27/12 (e)	251	311,561
Total Structured Notes
(Identified cost $2,147,891)		2,332,517
Repurchase Agreement—0.2%
State Street Bank and Trust Co.,
4.30%, 01/02/07
(Dated 12/29/06, collateralized by
$275,000 United States Treasury
Bond, 7.50%, 11/15/16, with a
value of $336,417)
Proceeds of $329,157
(Identified cost $329,000) (c)	329	329,000
Total Investments—102.0%
(Identified cost $141,839,365) (b)		$160,152,796
Liabilities in Excess of Cash
and Other Assets—(2.0)%		(3,087,952
Net Assets—100.0%		$157,064,844

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
December 31, 2006

Forward Currency Purchase Contracts open at December 31, 2006:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
ARS	01/03/07	2,158,763	$697,500	$703,896	$6,396	$—
ARS	01/04/07	2,158,763	697,500	703,847	6,347	—
ARS	01/26/07	1,079,827	353,000	351,540	—	1,460
ARS	02/02/07	1,864,056	606,000	606,556	556	—
ARS	02/05/07	2,159,212	702,000	702,452	452	—
ARS	03/12/07	1,503,126	487,000	487,705	705	—
BRL	08/31/07	6,557,950	2,870,000	2,949,699	79,699	—
BRL	09/20/07	1,267,308	564,000	568,023	4,023	—
BRL	09/20/07	604,927	269,000	271,136	2,136	—
BWP	01/11/07	3,716,782	607,000	615,647	8,647	—
BWP	01/22/07	1,474,178	242,000	243,730	1,730	—
BWP	02/20/07	3,325,970	527,000	547,764	20,764	—
BWP	02/22/07	1,877,000	295,604	309,054	13,450	—
BWP	03/21/07	2,063,694	324,000	338,655	14,655	—
CLP	01/12/07	221,946,200	413,000	416,972	3,972	—
CLP	01/16/07	203,697,450	387,000	382,680	—	4,320
COP	01/22/07	1,745,933,750	779,000	778,043	—	957
COP	01/26/07	549,687,000	246,000	244,873	—	1,127
COP	01/29/07	576,828,000	252,000	256,897	4,897	—
COP	02/05/07	2,867,857,500	1,245,000	1,276,559	31,559	—
GHC	01/08/07	5,688,756,000	612,682	616,226	3,544	—
GHC	01/16/07	1,499,680,000	160,000	162,333	2,333	—
GHC	01/24/07	3,297,000,000	350,000	356,627	6,627	—
GHC	02/28/07	1,394,442,000	147,000	150,110	3,110	—
GHC	03/13/07	3,815,625,000	407,000	410,079	3,079	—
GHC	05/24/07	4,403,700,000	466,000	468,426	2,426	—
GHC	06/18/07	739,050,000	78,000	78,324	324	—
IDR	01/12/07	5,105,002,500	563,000	567,632	4,632	—
IDR	01/29/07	3,965,420,000	436,000	440,921	4,921	—
IDR	03/20/07	3,592,860,000	385,500	399,495	13,995	—
IDR	03/20/07	17,345,845,000	1,903,000	1,928,709	25,709	—
IDR	03/20/07	3,567,200,000	392,000	396,642	4,642	—
ILS	02/20/07	6,728,561	1,565,000	1,596,819	31,819	—
INR	01/05/07	55,692,000	1,200,000	1,257,164	57,164	—
INR	01/08/07	21,272,440	476,000	479,935	3,935	—
INR	01/16/07	39,041,010	867,000	879,558	12,558	—
INR	01/22/07	33,382,580	742,000	751,272	9,272	—
INR	05/17/07	8,086,540	178,000	180,101	2,101	—
INR	05/18/07	8,086,540	178,000	180,087	2,087	—
ISK	01/11/07	26,886,600	383,000	376,959	—	6,041
ISK	01/29/07	31,033,200	440,000	432,763	—	7,237
ISK	02/06/07	25,910,000	375,154	360,557	—	14,597
KRW	02/12/07	1,480,845,000	1,614,000	1,593,739	—	20,261
KZT	01/16/07	43,570,800	342,000	343,744	1,744	—
KZT	02/02/07	60,892,420	478,000	480,540	2,540	—
KZT	02/07/07	51,562,000	406,000	406,892	892	—
KZT	02/15/07	35,659,000	279,657	281,380	1,723	—
KZT	05/08/07	51,546,550	407,000	406,796	—	204
KZT	09/08/07	46,879,950	377,000	369,740	—	7,260

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
December 31, 2006

Forward Currency Purchase Contracts open at December 31, 2006 (concluded):
			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
MXN	01/08/07	3,997,965	$358,000	$369,123	$11,123	$—
MXN	01/08/07	3,963,212	362,000	365,914	3,914	—
MXN	02/26/07	13,566,939	1,227,000	1,249,971	22,971	—
MXN	03/30/07	4,133,238	366,000	380,255	14,255	—
MYR	01/12/07	1,921,502	523,000	544,972	21,972	—
MYR	01/12/07	1,031,560	291,500	292,569	1,069	—
MYR	01/16/07	2,050,371	558,000	581,639	23,639	—
MYR	01/22/07	1,816,020	513,300	515,315	2,315	—
MYR	02/12/07	3,595,095	1,017,000	1,021,180	4,180	—
MYR	02/12/07	1,029,520	291,500	292,433	933	—
NGN	01/10/07	88,750,000	682,377	687,857	5,480	—
NGN	04/05/07	117,423,000	900,000	897,125	—	2,875
PEN	02/15/07	1,180,017	365,500	369,992	4,492	—
PEN	08/14/07	1,326,846	412,000	416,395	4,395	—
PHP	03/19/07	19,777,890	401,500	402,506	1,006	—
PHP	03/20/07	19,777,890	401,500	402,499	999	—
PHP	04/17/07	114,468,640	2,288,000	2,327,846	39,846	—
PHP	05/14/07	46,703,250	935,000	948,946	13,946	—
PHP	06/26/07	20,815,180	382,000	422,358	40,358	—
PLN	01/22/07	2,525,513	854,000	870,407	16,407	—
PLN	02/13/07	2,134,339	741,000	736,173	—	4,827
PLN	02/20/07	6,017,130	2,100,000	2,075,923	—	24,077
PLN	03/06/07	1,531,202	537,000	528,520	—	8,480
RON	01/11/07	2,392,000	927,851	932,308	4,457	—
RON	01/29/07	6,480,684	2,520,000	2,522,657	2,657	—
RUB	02/01/07	120,623,940	4,282,000	4,580,285	298,285	—
RUB	02/26/07	1,958,400	68,000	74,401	6,401	—
RUB	02/26/07	10,641,940	394,000	404,297	10,297	—
RUB	11/07/07	19,417,680	724,000	738,922	14,922	—
RUB	09/19/08	16,102,170	549,000	608,086	59,086	—
SGD	01/10/07	1,943,331	1,233,000	1,267,228	34,228	—
SGD	01/12/07	739,302	481,000	482,140	1,140	—
SGD	01/16/07	936,712	602,000	611,005	9,005	—
SGD	01/24/07	246,816	159,000	161,060	2,060	—
SGD	02/05/07	1,790,476	1,164,000	1,169,099	5,099	—
SGD	02/12/07	906,855	592,000	592,356	356	—
SGD	03/22/07	384,175	250,000	251,434	1,434	—
SKK	01/22/07	22,730,994	858,000	870,091	12,091	—
SKK	03/21/07	20,700,171	783,000	793,342	10,342	—
TRY	02/09/07	1,049,000	638,661	729,437	90,776	—
TRY	03/20/07	3,034,455	2,051,000	2,080,936	29,936	—
TRY	05/31/07	488,807	300,786	326,550	25,764	—
TZS	01/16/07	468,480,000	366,000	368,911	2,911	—
TZS	05/08/07	1,030,179,000	785,796	774,862	—	10,934
UAH	01/12/07	1,322,000	261,265	261,336	71	—
UAH	01/12/07	3,935,000	779,162	777,880	—	1,282
UAH	01/16/07	2,433,020	478,000	480,724	2,724	—
UAH	03/01/07	2,279,924	447,000	448,142	1,142	—
ZAR	01/29/07	2,868,931	409,000	405,573	—	3,427
Total Forward Currency Purchase Contracts			$67,381,995	$68,522,278	$1,259,649	$119,366

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
December 31, 2006

Forward Currency Sale Contracts open at December 31, 2006:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
ARS	01/03/07	2,158,763	$702,493	$703,896	$—	$1,403
ARS	01/04/07	2,158,763	702,493	703,847	—	1,354
ISK	01/11/07	26,886,600	376,247	376,959	—	712
ISK	02/06/07	25,910,000	364,981	360,557	4,424	—
RON	01/11/07	389,220	150,000	151,703	—	1,703
RUB	02/01/07	27,267,975	1,015,000	1,035,409	—	20,409
TRY	02/09/07	754,000	525,179	524,304	875	—
TRY	02/09/07	295,000	209,413	205,132	4,281	—
TZS	05/08/07	1,030,179,000	776,907	774,862	2,045	—
Total Forward Currency Sale Contracts			$4,822,713	$4,836,669	11,625	25,581
Gross unrealized appreciation/depreciation on Forward Currency Contracts					$1,271,274	$144,947

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
December 31, 2006

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost was $141,847,506, aggregate gross unrealized appreciation was $19,363,867, aggregate gross unrealized depreciation was $1,058,577 and the net unrealized appreciation was $18,305,290.

(c)	Segregated security for forward currency contracts.

(d)	Principal amount denominated in respective country’s currency unless otherwise specified.

(e)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2006, these securities amounted to 1.5% of net assets and none are considered to be liquid. Principal amount denominated in U.S. dollar. Interest rate shown reflects current yield as of December 31, 2006.

(f)	Indicates an equity issuance in which the Fund does not pay the full value of the issue up front. In the purchase of an installment receipt, an initial payment is made to the issuer at the time the issue closes and the remaining balance must be paid in installments, typically within a two-year period. The Fund is still entitled to full voting rights and dividends.

Security Abbreviations:
ADR	— American Depositary Receipt
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional”
TES	— Titulos de Tesoreria

Currency Abbreviations:
ARS	— Argentine Peso	MYR	— Malaysian Ringgit
BRL	— Brazilian Real	NGN	— Nigerian Naira
BWP	— Botswana Pula	PEN	— Peruvian New Sol
CLP	— Chilean Peso	PHP	— Philippine Peso
COP	— Colombian Peso	PLN	— Polish Zloty
GHC	— Ghanaian Cedi	RON	— Romanian Leu
IDR	— Indonesian Rupiah	RUB	— Russian Ruble
ILS	— Israeli Shekel	SGD	— Singapore Dollar
INR	— Indian Rupee	SKK	— Slovenska Koruna
ISK	— Iceland Krona	TRY	— New Turkish Lira
KRW	— South Korean Won	TZS	— Tanzanian Shilling
KZT	— Kazak Tenge	UAH	— Ukranian Hryvnia
MXN	— Mexican Peso	ZAR	— South African Rand

Portfolio holdings by industry (as percentage of net assets):
Industry
Alcohol & Tobacco	5.2%
Automotive	0.5
Banking	11.6
Building & Construction	2.2
Chemicals	4.4
Commercial Services	2.0
Consumer Products	0.6
Drugs	3.2
Electric	8.5
Energy Exploration & Production	0.9
Energy Integrated.	8.3
Financial Services	9.2
Food & Beverages	1.9
Forest & Paper Products	2.9
Gas Utilities	0.4
Insurance	0.9
Leisure & Entertainment	0.8
Manufacturing	1.2
Metals & Mining	2.4
Real Estate	1.5
Retail.	1.3
Semiconductors & Components	2.6
Telecommunications	19.2
Transportation	1.6
Subtotal	93.3
Foreign Government Obligations	7.0
Structured Notes	1.5
Repurchase Agreement	0.2
Total Investments	102.0%

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Assets and Liabilities
December 31, 2006

ASSETS
Investments in securities, at value (cost $141,839,365)	$160,152,796
Cash	433
Foreign currency, at value (cost $92,201)	92,261
Receivables for:
Dividends and interest	668,684
Gross appreciation on forward currency contracts	1,271,274
Total assets	162,185,448
LIABILITIES
Payables for:
Management fees	171,070
Accrued directors’ fees	2,364
Line of credit outstanding	4,650,000
Gross depreciation on forward currency contracts	144,947
Other accrued expenses and payables	152,223
Total liabilities	5,120,604
Net assets	$157,064,844
NET ASSETS
Paid in capital	$131,616,913
Undistributed net investment income	56,218
Accumulated undistributed net realized gain	5,941,583
Net unrealized appreciation on:
Investments	18,313,431
Foreign currency and forward currency contracts	1,136,699
Net assets	$157,064,844

Shares of common stock outstanding*	6,880,183
Net assets per share of common stock	$22.83
Market value per share	$23.77

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Operations
For the year ended December 31, 2006

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $475,439)	$9,266,918
Interest	981,539
Total investment income	10,248,457
Expenses:
Management fees	1,911,230
Custodian fees	91,933
Professional services	91,372
Administration fees	75,468
Shareholders’ reports	64,241
Shareholders’ services	41,703
Shareholders’ meeting	23,072
Directors’ fees and expenses	13,401
Other	40,520
Total gross expenses before interest expense	2,352,940
Interest expense	457,722
Total gross expenses	2,810,662
Expense reductions	(4,959)
Net expenses	2,805,703
Net investment income	7,442,754
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on:
Investments (net of foreign capital gains taxes of $35,603)	16,599,062
Foreign currency and forward currency contracts	2,765,193
Net change in unrealized appreciation on:
Investments	13,003,238
Foreign currency and forward currency contracts	1,328,399
Net realized and unrealized gain on investments and foreign currency	33,695,892
Net increase in net assets resulting from operations	$41,138,646

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statements of Changes in Net Assets

	Year Ended	Period Ended
	December 31, 2006	December 31, 2005**
INCREASE IN NET ASSETS
Operations:
Net investment income	$7,442,754	$1,779,876
Net realized gain on investments and foreign currency	19,364,255	4,258,543
Net change in unrealized appreciation (depreciation) on investments
and foreign currency	14,331,637	5,118,493
Net increase in net assets resulting from operations	41,138,646	11,156,912
Distributions to Stockholders:
From net investment income	(10,041,634)	(4,834,986)
From net realized gains	(11,971,007)	—
Net decrease in net assets resulting from distributions	(22,012,641)	(4,834,986)
Capital Stock Transactions:
Proceeds from common shares issued in offering	—	128,734,000
Net proceeds from reinvestment of distributions	3,052,486	—
Offering costs for common shares charged to paid in capital	—	(269,600)
Net increase in net assets from capital stock transactions	3,052,486	128,464,400
Total increase in net assets	22,178,491	134,786,326
Net assets at beginning of period***	134,886,353	100,027
Net assets at end of period*	$157,064,844	$134,886,353
*Includes undistributed net investment income of	$56,218	$125,984

Transactions in Capital Shares:
Common shares outstanding at beginning of period***	6,745,237	5,237
Common shares issued in offering	—	6,740,000
Shares issued to shareholders from reinvestment of distributions	134,946	—
Net increase.	134,946	6,740,000
Common shares outstanding at end of period	6,880,183	6,745,237

**	Fund commenced operations on June 28, 2005.

***	Represents initial seed capital on June 20, 2005 for the period ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Financial Highlights
Selected data for a share of common stock outstanding throughout each period:

	Year	For the Period
	Ended	6/28/05* to
	12/31/06	12/31/05
Net asset value, beginning of period	$20.00	$19.06 (a)
Income from investment operations:
Net investment income	1.11	0.26
Net realized and unrealized gain	4.98	1.40
Total from investment operations	6.09	1.66
Less distributions from:
Net investment income	(1.49)	(0.72)
Net realized gains	(1.77)	—
Total distributions	(3.26)	(0.72)
Net asset value, end of period	$22.83	$20.00
Market value, end of period	$23.77	$17.76

Total Return based upon:
Net asset value (b)	31.79%	8.77%
Market value (b)	55.29%	(7.64)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$157,065	$134,886
Ratios to average net assets:
Net expenses (c)	1.90%	2.00%
Gross expenses (c)	1.90%	2.00%
Gross expenses excluding interest expense (c)	1.59%	1.79%
Net investment income (c)	5.04%	2.65%
Portfolio turnover rate	99%	37%

*	Commencement of operations.

(a)	Net of initial sales load, underwriting and offering costs of $0.94 per share.

(b)	Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their orginal cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Period of less than one year is not annualized.

(c)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements
December 31, 2006

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on April 6, 2005 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contract. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined in good faith by or under the supervision of the Board of Directors. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

(d) Leveraging—The Fund intends to use leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33 1 / 3 % of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33 1 / 3 % threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of Common Stock and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2006

If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. A greater net asset value decrease also will tend to cause a greater decline in the market price of the Fund’s Common Stock. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(e) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized and unrealized gain (loss) on foreign currency in the Fund’s accompanying Statement of Operations.

(f) Structured Investments—The Fund may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Fund may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(g) Federal Income Taxes—The Fund’s policy is to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2006, the Fund had no unused capital loss carryforwards.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2006, the Fund did not elect to defer any net capital and currency losses arising between November 1, 2006 and December 31, 2006.

(h) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2006

particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends paid by the Fund to stockholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. However, the Fund will adjust the level of distribu tion as appropriate to seek to avoid making distributions that constitute a return of capital. The Fund is not required to maintain a stable level of distributions, or distributions at any particular rate.

The tax character of dividends and distributions paid during the periods ended December 31 was as follows:

		Long-Term
Ordinary Income		Capital Gain
2006	2005	2006	2005
$22,007,779	$4,834,986	$4,862	$ —

At December 31, 2006, the components of distributable earnings on a tax basis were $3,039,063 of undistributed ordinary income, $3,514,058 of undistributed long-term capital gain and $18,902,950 of net unrealized appreciation.

(i) Expense Reductions—When the Fund leaves excess cash in a demand deposit account, it may receive credits which are available to offset custody expenses. The Statement of Operations reports gross custody expenses, and reports the amount of such credits separately as an expense reduction.

(j) Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.90% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments in the Fund’s world equity strategy consisting of equity securities of companies with market capitalizations of $3 billion or greater at the time of the Fund’s initial purchase. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33 1 / 3 % of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.35% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2006

bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money or/and issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of Directors of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement.”

	Fund’s	Typical
	management	management
	fee based on	fee formula,
	Total Leveraged	calculated
	Assets (includes	excluding
	Currency	Currency
Beginning assets of $1,000	Commitments)	Commitments

World Equity Investments
(Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate
management fee	$1,500	$1,000
Management fee (0.90%)	$13.50	$9.00

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administrative Agreement

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. In 2006, the Fund paid each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $50,000 per year, plus $2,500 per meeting attended ($1,000 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimbursed such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also received an annual fee of $5,000.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the year ended December 31, 2006 were $152,589,586 and $166,224,025, respectively.

For the year ended December 31, 2006, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $15 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $15 million or 33 1 / 3 % of its Total Leveraged Assets. Interest on borrowings is payable at the Federal Funds rate plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee on the unused portion of the commitment,

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (concluded)
December 31, 2006

payable quarterly in arrears. During the year ended December 31, 2006, the Fund had borrowings under the Agreement as follows:

Average Daily	Maximum Daily	Weighted Average
Loan Balance	Loan Outstanding	Interest Rate
$8,286,096	$12,075,000	5.47%

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. The Fund’s investments in emerging markets are exposed to additional volatility. The Fund’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

9. Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48

“Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required beginning with the last net asset value per share calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management is currently assessing the impact that FIN 48 will have on its financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after Novem-ber 15, 2007 and interim periods within those fiscal years. Management is evaluating the application of FAS 157 to the Fund, and believes the impact resulting from the adoption of FAS 157 will be limited to expanded disclosures in the Fund’s financial statements.

Lazard World Dividend & Income Fund, Inc.
Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders,
Lazard World Dividend & Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Lazard World Dividend & Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard World Dividend & Income Fund, Inc. as of December 31, 2006, and the respective results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 28, 2007

Lazard World Dividend & Income Fund, Inc.
Proxy Voting Results
(unaudited)

The first Annual Meeting of Stockholders was held on April 26, 2006, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

  two Class I Directors (Robert M. Solmson and Charles Carroll), each to serve for a one-year term expiring at the 2007 Annual Meeting and until his successor is duly elected and qualified;
  two Class II Directors (Kenneth S. Davidson and Lester Z. Lieberman), each to serve for a two-year term expiring at the 2008 Annual Meeting and until his successor is duly elected and qualified; and
  three Class III Directors (John J. Burke, Richard Reiss, Jr. and Ashish Bhutani), each to serve for a three-year term expiring at the 2009 Annual Meeting and until his successor is duly elected and qualified.
Director	For	Withhold Authority
Robert M. Solmson	5,018,978	54,070
Charles Carroll	5,022,446	50,602
Kenneth S. Davidson	5,018,476	54,572
Lester Z. Lieberman	5,018,382	54,666
John J. Burke	5,016,731	56,317
Richard Reiss, Jr.	5,015,676	57,372
Ashish Bhutani	5,022,290	50,758

Investment Policy Change
(unaudited)

The Fund’s prospectus states that World Equity Investments will be constructed as follows:

1.	at least 80% of the Fund’s assets in World Equity Investments will consist of selections from the 70 highest dividend yielding current holdings of other accounts managed by the Investment Manager in “long-only” relative value strategies (“Current Equity Holdings”) measured on a 12-month trailing basis, as determined each calendar quarter;

2.	the remainder of World Equity Investments will generally consist of equity securities selected from Current Equity Holdings that the Investment Manager believes may have the potential for significant dividend growth or may be anticipated to pay special dividends, or other Current Equity Holdings that the Investment Manager believes are attractive investments for the Fund; and

3.	up to 5% of World Equity Investments may consist of equity securities that are not Current Equity Holdings but that the Investment Manager believes have attractive income potential.

On November 8, 2006, the Fund’s Board of Directors approved a change to criteria number 1 above so that at least 80% of the Fund’s assets in World Equity Investments will consist of selections from the 100 highest dividend yielding Current Equity Holdings measured on a 12-month trailing basis, as determined each calendar quarter. The Investment Manager believes that this change will increase the Fund’s core opportunity set in order to facilitate diversification and limit concentration risk.

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare Shareholder Services, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)	If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) and Term	Principal Occupation(s) During Past 5 Years
Address(1)	with the Fund(2)	and Other Directorships Held

Board of Directors:

Class I—Directors with Term Expiring in 2007

Independent Directors:

Leon M. Pollack (66)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette.
since August 2006

Robert M. Solmson (59)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and
	since April 2005	Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan, Inc.;
Former Director, Independent Bank, Memphis.

Interested Director(3):

Charles Carroll (46)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the Investment Manager.
President and Director
since April 2005

Class II—Directors with Term Expiring in 2008

Independent Directors:

Kenneth S. Davidson (61)	Director	President, Davidson Capital Management Corporation; President, Aquiline
	since April 2005	Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridge-
hampton Chamber Music Festival; Trustee, American Friends of the National
Gallery/London.

Nancy A. Eckl (44)	Director	Former Vice President, Trust Investments, American Beacon Advisors, Inc.
	since February 2007	(“American Beacon”) and Vice President of certain funds advised by Ameri-
can Beacon.

Lester Z. Lieberman (76)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey; Director,
	since April 2005	Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory
Trustee, New Jersey Medical School; Director, Public Health Research Insti-
tute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey
Performing Arts Center.

Class III—Directors with Term Expiring in 2009

Independent Director:

Richard Reiss, Jr. (62)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director,
	since April 2005	O’Charley’s, Inc., a restaurant chain.

Interested Director(3):

Ashish Bhutani (46)	Director	Chief Executive Officer of the Investment Manager; from 2001 to December
	siince July 2005	2002, Co-Chief Executive Officer North America of Dresdner Kleinwort
Wasserstein and member of its Global Corporate and Markets Board and the
Global Executive Committee.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director also serves as a Director for each of the Lazard Funds (comprised of 17 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately-offered fund registered under the Act that is advised by an affiliate of the Investment Manager.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-828-5548.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) and Term
Address(1)	with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (34)	Vice President	Managing Director and General Counsel of the Investment Manager.
and Secretary

Stephen St. Clair (48)	Treasurer	Vice President of the Investment Manager.

Brian Kawakami (57)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Investment
Manager; Chief Compliance Officer at INVESCO, from July 2002 to April
2006; Chief Compliance Officer at Aeltus Investment Management, from
1993 to July 2002.

Brian D. Simon (44)	Assistant Secretary	Director of the Investment Manager; Vice President, Law & Regulations at
J. & W. Seligman & Co., from July 1999 to October 2002.

David A. Kurzweil (32)	Assistant Secretary	Vice President of the Investment Manager; Associate at Kirkpatrick &
Lockhart LLP, a law firm, from August 1999 to January 2003.

Cesar A. Trelles (32)	Assistant Treasurer	Fund Administration Manager of the Investment Manager; Manager for
Mutual Fund Finance Group at UBS Global Asset Management, from
August 1998 to August 2004.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer became an officer in April 2005, except Mr. Kawakami, who became an officer in August 2006. Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

Lazard World Dividend & Income Fund, Inc.
Other Information
(unaudited)

Tax Information
Year Ended December 31, 2006

The following tax information represents year end disclosures of the tax benefits passed through to stockholders for 2006:

Of the dividends paid by the Fund, 36.43% of each dividend will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2006 1099-DIV.

Of the dividends paid by the Fund, 7.57% of the dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Internal Revenue Code, $2,427,525 has been designated as qualified short-term gains for purposes of exempting withholding of tax on such distributions to U.S. nonresident shareholders.

Certifications

The Fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that as of May 25, 2006 he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission (the “SEC”) on Forms N-CSR and N-Q contain certifications by the Fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Act, including certifications regarding the quality of the Fund’s disclosure in such reports and certifications regarding the Fund’s disclosure controls and procedures and internal control over financial reporting.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At the meeting of the Fund’s Board of Directors held on November 8, 2006, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund and the Investment Manager. The Directors who are not interested persons (as defined in the Act) of the Fund (the “Independent Directors”) were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager gave a presentation to the Board about the nature, extent and quality of services that the Investment Manager provides the Fund, including a brief discussion of the Investment Manager and its clients (of which the Fund comprised approximately $215 million (leveraged) of the approximately $88 billion of total assets under management by the Investment Manager and its global affiliates) and outline of the Investment Manager’s global structure, including technology and operational support and significant marketing infrastructure, all of which provide realized benefits through investment in the Investment Manager’s investment advisory business. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, business reputation, financial condition and experience. The Directors agreed that the Fund benefits from all of the services of the Investment Manager’s global platforms, and that such services would be different than those provided to a $6 billion fund complex

Lazard World Dividend & Income Fund, Inc.
Other Information (continued)
(unaudited)

such as that of the Fund and the other Lazard Funds. The Directors were provided with the Fund’s market price performance and market discount to net asset value and distributions.

The Directors discussed the nature, extent and quality of the services provided by the Investment Manager to the Fund. The Directors considered the various services provided by the Investment Manager to the Fund and considered the Investment Manager’s research and portfolio management capabilities and that the Investment Manager also provides oversight of day-to-day operations of the Fund, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s extensive administrative, accounting and compliance infrastructure and agreed that the Fund benefits from all of the services of the Investment Manager’s global platforms, and that such services would be different than those provided to a fund if it were not managed by a global firm such as the Investment Manager.

Comparative Performance and Fees and Expenses

The Directors reviewed and placed significant emphasis on the relative performance and advisory fees and expense ratio for the Fund, including comparative information prepared by Lipper.

The Directors noted that the Fund’s total return performance (based on net asset value) ranked first in its Lipper comparison group (“Group”) and Lipper category (“Category”) for the one-year and since inception periods. The Directors also reviewed a comparison of the Fund’s performance compared to its benchmark index. The Directors also discussed the advisory fees and current expense ratio for the Fund, and it was noted that they were within the ranges of those of the Group and Category. It was noted that there were no funds in the Group or Category that pursued a strategy similar to that of the Fund’s strategy of investing in world equity securities and in currency forward contracts. There were no other accounts managed by the Investment Manager in the Fund’s investment strategy. An extended discussion of the fees charged and services provided under the Management Agreement ensued.

Fee Calculation

The Board was reminded of the method of calculating the Fund’s management fee and considered that the method of calculation of management fees based on the Fund’s Total Leveraged Assets, pursuant to which the management fee borne by stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in World Equity Investments for the purposes of making Currency Investments, and considered the advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings.

The Board considered, (1) that this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees, (2) that traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments), and (3) that the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency). The Board considered that the Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies—that although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock, as for most closed-end investment companies. The Board considered the Fund’s use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board also considered the Investment Manager’s view that foreign currency contracts present less counterparty and custody risks and the Investment Manager’s extensive expertise with these instruments, as discussed in detail in previous meetings concerning the Management Agreement.

Procedures adopted by the Investment Manager for the Management Agreement in order to evaluate possible conflicts of interest that may arise from the fee calculation methodology, included the following: (1) no less frequently than monthly,

Lazard World Dividend & Income Fund, Inc.
Other Information (concluded)
(unaudited)

decisions regarding the amount of the Fund’s allocation to Currency Investments must be reviewed by a Managing Director of the Investment Manager not involved in the decision-making process and the Fund’s Chief Compliance Officer, and that such review be documented to include the basis therefor, documentation to be retained for six years, the first two years in an easily accessible place, (2) the Investment Manager must provide the Board with a quarterly report regarding these decisions and the reasons therefor and (3) the Investment Manager must deliver a quarterly certification to the Board, signed by a Managing Director of the Investment Manager and the Fund’s or the Investment Manager’s Chief Compliance Officer (as applicable), that the procedures had been complied with during the previous quarter. The Investment Manager representatives stated that such procedures had been followed under the Management Agreement, and that the Investment Manager would continue to follow those procedures.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for the Fund concerning the costs to and profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, reviewing the projected dollar amount of expenses allocated and profit received by the Investment Manager and the method used to determine such expenses and profit. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates, including Lazard, receive any significant indirect benefits from managing the Fund. The Investment Manager’s representatives stated that Lazard is not currently used for brokerage purposes. The Investment Manager’s representatives noted that the Investment Manager does obtain soft dollar research, as reviewed by the Board each quarter. The Directors agreed that the information provided substantiated statements of the Investment Manager representatives.

It was noted that the profitability percentage for the Fund was within ranges determined by appropriate court cases not to be so disproportionately large that it bore no reasonable relationship to the services rendered and, given the overall service levels, was thought not to be excessive, and the Board concurred with this analysis.

The Directors considered the Investment Manager’s projected profitability with respect to the Fund as part of their evaluation of whether the Fund’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services. The Directors evaluated the costs of the services to be provided and profits expected to be realized by the Investment Manager and its affiliates from the relationship with the Fund in light of the relevant circumstances. It was noted that a discussion of economies of scale should be predicated on increasing assets and that because the Fund is a closed-end fund without daily inflows and outflows of capital there were not at this time significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets. The Directors also considered potential benefits to the Investment Manager and its affiliates from the Investment Manager acting as investment adviser to the Fund.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are ade- quate and appropriate, especially including the benefits of advisory and research services associated with a $88 billion asset management business.
  The Board was satisfied with the Fund’s performance.
  The Board concluded that the Fund’s fee paid to the Investment Manager was reasonable in light of comparative per- formance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Investment Manager from the relationship with the Fund.
  The Board determined that there were not at this time significant economies of scale to be realized by the Investment Manager managing the Fund’s assets and that, to the extent that material economies of scale had not been shared with the Fund, the Board would seek to do so.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the Management Agreement was in the best interests of the Fund and its stockholders.

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Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare Shareholder Services, Inc.
P.O Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Lazard World Dividend & Income Fund, Inc. which contains information about management fees and other costs.

Lazard Asset Management LLC	30 Rockefeller Plaza New York, NY 10112-6300	www.LazardNet.com

ITEM 2. CODE OF ETHICS.

     The Fund has adopted a code of ethics that applies to the Fund's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Fund's Board of Directors (the “Board”) has determined that Lester Z. Lieberman and Robert M. Solmson, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Mr. Lieberman and Mr. Solmson are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $43,000 in 2005 and $47,500 in 2006.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Fund for assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to Lazard Asset Management LLC, the Fund’s investment manager (“Lazard”), and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Fund (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliates, which required pre-approval of the Audit Committee were $0.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods to the Fund for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,000 in 2005 and $6,000 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

The aggregate fees billed for the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0.

(d) All Other Fees. The aggregate fees billed for the Reporting Periods for products and services provided by the Auditor, other than the services reported above, were $0.

The aggregate fees billed for the Reporting Periods for non-audit services by the Auditor to Service Affiliates, other than the services reported above, which required pre-approval by the Audit Committee were $0.

(e) Audit Committee Pre-Approval Policies and Procedures. The Fund's Audit Committee pre-approves the Auditor's engagements for audit and non-audit services to the Fund and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. There were no services provided by the Auditor that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Fund and rendered to Service Affiliates for the Reporting Periods were $160,000 in 2005 and $115,000 in 2006.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an "interested person" as defined in the Investment Company Act of 1940, as amended, of the Fund ("Independent Directors"):

Lester Z. Lieberman, Audit Committee Chairman
Kenneth S. Davidson
Nancy A. Eckl
Leon M. Pollack
Richard Reiss, Jr.
Robert M. Solmson

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

     The Fund has delegated voting of proxies in respect of portfolio holdings to Lazard, to vote the Fund’s proxies in accordance with Lazard's proxy voting policy and guidelines (the "Voting Guidelines") that provide as follows:

  Lazard votes proxies in the best interests of its clients.
  Unless Lazard's Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with the Voting Guidelines.

  To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals ("Approved Guidelines") or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.
  Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client's overall best interests not to vote.

     The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

  vote as recommended by management in routine election or re-election of directors;
  favor programs intended to reward management and employees for positive, long-term performance, evaluating whether the Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and
  vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Principal Portfolio Managers

As of the date of the filing of this Report on Form N-CSR, the following persons are responsible for the management of the Fund's portfolio:

James Donald is responsible for allocation of the Fund's assets between World Equity Investments and Currency Investments (each, as defined in the notes to the Fund's annual report to shareholders contained in Item 1) and overall management of the Fund's portfolio. World Equity Investments and Currency Investments are each managed on a team basis, with each member of the team involved at all levels of the investment process.

Mr. Donald, a Managing Director of Lazard, is a portfolio manager/analyst and serves as head of the emerging markets group. Before joining Lazard in 1996, Mr. Donald worked at Mercury Asset Management ("Mercury"), which he joined in 1985. At Mercury, he was on the emerging markets team between 1992 and 1996 and worked on the international equity team between 1985 and 1992. At Mercury, between 1990 and 1996, Mr. Donald served as Vice President and Treasurer for The United Kingdom Fund and The Europe Fund. Mr. Donald is a Chartered Financial Analyst ("CFA") Charterholder and received an HBA from the University of Western Ontario.

World Equity Investments. Andrew Lacey and Patrick Ryan, with the assistance of Kyle Waldhauer, are jointly responsible for investment of the Fund's assets allocated to World Equity Investments.

Mr. Lacey, a Deputy Chairman of Lazard, is a portfolio manager focusing on U.S. equity products, and also is a member of the global equity select, global ex-Australia, and global trend funds teams. He has been working in the investment field since 1995. Prior to becoming a full-time member of Lazard's equity team in 1996, Mr. Lacey worked part-time at Lazard during 1995 and 1996 while attaining his MBA from Columbia University. He also has a BA from Wesleyan University.

Mr. Ryan, a Senior Vice President of Lazard, is a member of the global equity team. He began working in the investment field in 1989. Before joining Lazard in 1994, he was an equity analyst with Hutson Management. He has a BS in Industrial Engineering from Columbia University School of Engineering and Applied Science, and is a CFA Charterholder. He is a member of the New York Society of Security Analysts and the CFA Institute.

Mr. Waldhauer is Vice President of Lazard. He began working in the investment field when he joined Lazard in 1998. Previously, Mr. Waldhauer had worked in financial services as a registered representative with Fidelity Investments since 1994. He has a BS in Economics and Finance from Southern New Hampshire University.

Currency Investments. Ardra Belitz and Ganesh Ramachandran are jointly responsible for investment of the Fund's assets allocated to Currency Investments.

Ms. Belitz is a Director of Lazard and a portfolio manager/analyst specializing in emerging market currency and debt. She has been working in the investment field since 1994. Before joining Lazard in 1996, she was a senior portfolio administrator with Bankers Trust Company. Ms. Belitz graduated Phi Beta Kappa from Brandeis University with a BA in Economics.

Mr. Ramachandran is a Director of Lazard and a portfolio manager/analyst specializing in emerging market currency and debt. He has an MBA from the University of Rochester, Simon School of Business and a BS in Chemical Engineering from the Indian Institute of Technology at Madras. He joined Lazard in 1997.

Portfolio Management

Team Management. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund's component strategies (collectively, "Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolio managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard and certain of the Fund's portfolio managers manage hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

Other Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management team responsible for managing the Fund. Specifically, it shows the number of other portfolios and assets managed by management teams of which each of the Fund's portfolio managers is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

		Other Pooled
	Registered Investment	Investment Vehicles
Portfolio Manager	Companies ($*)#	($*)#	Other Accounts ($*)
Ardra Belitz	3 (573.8 million)	4 (658.78 million)	0
James M. Donald	12 (5.84 billion)	41 (2.21 billion)	269 (3.31 billion)
Andrew D. Lacey	9 (5.34 billion)	45 (993.23 million)	535 (5.54 billion)+
Ganesh Ramachandran	3 (573.8 million)	4 (658.78 milliom)	0
Patrick Ryan	1 (157.28 million)	31 (1.48 billion)	7 (2.58 billion)
Kyle Waldhauer	1 (157.28 million)	0	0

* Total assets in accounts as of December 31, 2006.

# Ms. Belitz and Mr. Ramachandran each manage one registered investment company and one pooled investment vehicle with respect to which the advisory fee is based on the performance of the account. The performance fee for each account is based on annualized performance over the London Interbank Offered Rate.

+ Includes an aggregation of Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers

Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to one of the Fund's component strategies. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

During the fiscal year covered by this Report on Form N-CSR, Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for the Fund's portfolio management team in respect of its management of the Fund is determined by reference to the Morgan Stanley Capital International (MSCI®) All Country World Index. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions. Portfolio managers managing accounts that pay performance fees may receive a portion of the performance fee as part of their compensation.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard. The plan offers permanent equity in Lazard to a significant number of its professionals, including portfolio managers, as determined by the Board of Managers of Lazard, from time to time. This plan gives certain employees of Lazard a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

Ownership of Fund Securities

As of December 31, 2006, the portfolio managers of the Fund owned the following shares of Common Stock of the Fund.

Portfolio Manager	Number of Shares

Ardra Belitz	None
James M. Donald	None
Andrew D. Lacey	$10,001-$50,000
Ganesh Ramachandran	None
Patrick Ryan	$10,001-$50,000
Kyle Waldhauer	$1-$10,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     The Fund has a Nominating Committee (the "Committee") of the Board, which is currently comprised of all of the Independent Directors. The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Fund's shares (calculated at market value) for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Charter and Charter, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee. A nomination submission must be received not less than 120 calendar days before the date of the Fund’s proxy statement released to stockholders in connection with the previous year’s annual meeting.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund's principal executive and principal financial officers have concluded, based on their evaluation of the Fund's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Fund's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Fund's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Charles Carroll Charles Carroll Chief Executive Officer

Date	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By	/s/ Charles Carroll Charles Carroll Chief Executive Officer

Date By	March 9, 2007 /s/ Stephen St. Clair Stephen St. Clair Chief Financial Officer

Date	March 9, 2007